Definitive Additional Materials
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

THE VICTORY PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

THE VICTORY PORTFOLIOS
Victory Capital Management Inc.
4900 Tiedeman Road, Brooklyn, OH 44144

May 23, 2013

URGENT: YOUR FUNDS NEED YOUR HELP — RESPONSE REQUIRED

Dear Valued Shareholder,

As of May 22, 2013, we have yet to receive your proxy voting instructions for the adjourned 2013 Special Meetings of Shareholders for the Victory Portfolios.

These Special Meetings included 16 Victory mutual funds originally scheduled for May 17, 2013.  As of today, meetings for 9 funds are adjourned to June 7th, 2013 since the funds have not yet received sufficient proxy voting participation to proceed with the business of the funds.  Please help us to avoid further expenses associated with this shareholder meeting by taking just a couple of minutes to vote your shares today.

As a Victory shareholder, we need you to respond to this notice.

The Meeting has been adjourned to June 7, 2013.  Remember, the Board of Trustees has carefully considered the proposals, believes the proposals to be in the best interests of shareholders, and unanimously recommends that you vote FOR each of the proposals.

Thank you very much for your assistance with this urgent matter.

Sincerely,

Michael D. Policarpo , II

President,

The Victory Portfolios

Here are four convenient methods for submitting your proxy vote.    PLEASE VOTE TODAY!

1.                                      Vote with a Telephone Voting Representative.  You may cast your vote by telephone with a proxy representative by calling toll-free 1-866-796-3441.  Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

2.                                      Vote by Touch-tone Phone.  You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

3.                                      Vote via the Internet.  You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

4.                                      Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first three options above to ensure that your response is received in time for the Special Meeting on June 7th.

More information regarding this Special Meeting of Shareholders and the proposals can be found in the proxy statement.  If you would like another copy of the proxy statement, have any proxy-related questions, or would like to vote your proxy by phone, please call 1-866-796-3441 for assistance.  Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.

THE VICTORY PORTFOLIOS Victory Capital Management Inc. 4900 Tiedeman Road, Brooklyn, OH 44144

May 23, 2013

URGENT: YOUR FUNDS NEED YOUR HELP — RESPONSE REQUIRED

Dear Valued Shareholder,

As of May 22, 2013, we have yet to receive your proxy voting instructions for the adjourned 2013 Special Meetings of Shareholders for the Victory Portfolios.

These Special Meetings included 16 Victory mutual funds originally scheduled for May 17, 2013.  As of today, meetings for 9 funds are adjourned to June 7th, 2013 since the funds have not yet received sufficient proxy voting participation to proceed with the business of the funds.  Please help us to avoid further expenses associated with this shareholder meeting by taking just a couple of minutes to vote your shares today.

As a Victory shareholder, we need you to respond to this notice.

The Meeting has been adjourned to June 7, 2013.  Remember, the Board of Trustees has carefully considered the proposals, believes the proposals to be in the best interests of shareholders, and unanimously recommends that you vote FOR each of the proposals.

Thank you very much for your assistance with this urgent matter.

Sincerely,

Michael D. Policarpo , II

President,

The Victory Portfolios

Here are three convenient methods for submitting your proxy vote.    PLEASE VOTE TODAY!

1.                                      Vote by Touch-tone Phone.  You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card.

2.                                      Vote via the Internet.  You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy card and following the instructions on the website.

3.                                      Vote by Mail.  You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.  If convenient for you, please utilize one of the first two options above to ensure that your response is received in time for the Special Meeting on June 7th.

More information regarding this Special Meeting of Shareholders and the proposals can be found in the proxy statement.  If you would like another copy of the proxy statement, have any proxy-related questions, or would like to vote your proxy by phone, please call 1-866-796-3441 for assistance.  Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.